EXHIBIT 10.1

                              AMENDMENT NO. 2004-1

                                       TO

                                CLARK CONSULTING
                           DEFERRED COMPENSATION PLAN

         WHEREAS, Clark, Inc, a Delaware corporation (the "Company"), maintains the Clark Consulting Deferred Compensation Plan (the "Plan"), effective as of February 1, 2001 and amended and restated as of December 8, 2003; and

         WHEREAS, all capitalized terms used herein have the meanings set forth in the Plan unless otherwise indicated in this amendment; and

         WHEREAS, the Plan currently allows Participants to (i) allocate new deferrals and new company contributions to the Clark, Inc. Stock Unit Fund Measurement Fund, and (ii) re-allocate any portion of their existing Account Balances to the Clark, Inc. Stock Unit Fund Measurement Fund. Further, the Plan currently allows Participants to re-allocate any portion of their Account Balance from the Clark, Inc. Stock Unit Fund Measurement Fund to any other Measurement Fund, at any time.

         WHEREAS, the Company desires to amend the Plan to provide that (i) amounts allocated to the Clark, Inc. Stock Unit Fund Measurement Fund may not later be re-allocated to any other Measurement Fund at any time, and (ii) all amounts allocated to the Clark, Inc. Stock Unit Fund Measurement Fund shall be distributable in actual shares of Stock; and

         WHEREAS, the Company is empowered to amend the Plan pursuant to Section
13.2 of the Plan.

         NOW, THEREFORE, the Company hereby amends the Plan, effective as of September 17, 2004 (the "Effective Date"), as follows:

         1. Section 1.6 shall be replaced in its entirety with the following language:

                  "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the vested Account Balance of the Participant shall be calculated as of the close of business on or around the date on which the Participant Retires, as determined by the Committee in its sole discretion, and (ii) for remaining annual installments, the vested Account Balance of the Participant shall be calculated on every applicable anniversary of the date on which the Participant Retires. Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition. Notwithstanding the above, if a Participant, who has elected to receive his or her Retirement Benefit pursuant to an Annual Installment Method in accordance with Article 7, has allocated any portion of his or her Account Balance to the Private Equity Fund Measurement


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                  Fund, Hedge Fund Measurement Fund or other special Measurement
                  Fund, the Committee may, in its sole discretion, (i) delay distribution of any amounts payable in a given year, and/or
                  (ii) adjust the amount of any annual installment(s) by paying an amount that is greater or less than the annual installment calculated pursuant to the 1/n formula. However, if a Disabled Participant is being paid his or her Retirement Benefit in accordance with Article 9, the Committee shall have no ability to either (i) delay distribution of any amounts payable in a given year, or (ii) adjust the amount of any annual installment(s) by paying an amount that is greater or less than the annual installment calculated pursuant to the 1/n formula. Shares of Stock that shall be distributable from a Participant's Account Balance shall be distributable in shares of actual Stock in the same manner previously described. Each annual installment shall be rounded to the closest full share and subsequent annual installments shall be adjusted accordingly. If a fractional share remains at the time the final annual installment is payable, such fractional share shall be paid in cash.

         2. Section 3.10(a) shall be replaced in its entirety with the following language:

                  MEASUREMENT FUNDS. Subject to the restrictions found in Sections 3.10(c), (d) and (e) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first month that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change.

         3. Section 3.10(b) shall be replaced in its entirety with the following language:

                  ELECTION OF MEASUREMENT FUNDS. Subject to the restrictions found in Sections 3.10(c), (d) and (e) below, a Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.10(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Sections 3.10(c), (d) and (e) below, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence; provided, however, an election allocating amounts to and/or from the Private Equity Fund Measurement Fund,


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


                  Hedge Fund Measurement Fund or other special Measurement Fund or to the Clark, Inc. Stock Unit Fund Measurement Fund, where applicable, shall be subject to the additional restrictions described below.

         4. Section 3.10(c)(i) shall be replaced in its entirety with the following language:

                  A Participant may elect to allocate any portion of his or her new deferrals and new company contributions and/or re-allocate any portion of his or her Account Balance to the Clark, Inc. Stock Unit Fund Measurement Fund. Notwithstanding the preceding sentence, the Committee may postpone any allocation or re-allocation that would otherwise be made in a period in which the Participant would be prohibited (by Company policy or otherwise) from acquiring equity securities of the Company until after such period has expired. However, a Participant may not re-allocate any portion of his or her Account Balance from the Clark, Inc. Stock Unit Fund Measurement Fund to any other Measurement Fund. Amounts allocated to the Clark, Inc. Stock Unit Fund Measurement Fund shall only be distributable in actual shares of Stock, except that a fractional share, if any, shall be paid in cash.

         5. Section 3.10(c)(ii) shall be replaced in its entirety with the following language:

                  Any stock dividends, cash dividends or other non-cash dividends that would have been payable on the Stock credited to a Participant's Account Balance shall be credited to the Participant's Account Balance in the form of additional shares of Stock and shall automatically and irrevocably be deemed to be re-invested in the Clark, Inc. Stock Unit Fund Measurement Fund until such amounts are distributed to the Participant. The number of shares credited to the Participant for a particular stock dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the number of additional shares of Stock actually paid as a dividend in respect of each share of Stock. The number of shares credited to the Participant for a particular cash dividend or other non-cash dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the fair market value of the dividend, divided by (c) the "fair market value" of the Stock on the payment date for such dividend.

         6. Section 5.4 shall be replaced in its entirety with the following language:

                  WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all or a portion of his or her vested Account Balance, excluding the portion of the Account Balance allocated to the Clark, Inc. Stock Unit Fund Measurement Fund, the Private Equity Fund Measurement Fund, the Hedge Fund Measurement Fund or other special Measurement Fund. For purposes of this Section 5.4, the value of a Participant's vested Account Balance shall be calculated as of the close of business on or around the date on which receipt of the Participant's election is acknowledged by the Committee, as determined by the Committee in its sole discretion, less a withdrawal penalty equal to 10% of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement or Disability,


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


                  and whether or not the Participant is in the process of being paid pursuant to an installment payment schedule. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant shall be paid the Withdrawal Amount within sixty (60) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one (1) full Plan Year thereafter.

         7. Except as specifically provided in this Amendment, the remaining provisions of the Plan, as amended, shall remain in full force and effect.

         The Company has caused this Amendment to be signed by a duly authorized officer effective as of the Effective Date.

                                        CLARK, INC.,
                                        a Delaware corporation


                                        By:    /s/ Thomas M. Pyra
                                               --------------------------------
                                        Title: Chief Operating Officer


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CLARK CONSULTING
Deferred Compensation Plan
Master Plan Document

================================================================================



                        Effective as of February 1, 2001

                  Amended and Restated as of December 8, 2003












                               Copyright (C) 2003
                              By Clark Consulting
                          Executive Benefits Practice
                              All Rights Reserved


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CLARK CONSULTING
Deferred Compensation Plan
Master Plan Document
================================================================================

                               TABLE OF CONTENTS
                                                                            Page
ARTICLE 1      Definitions ....................................................1
ARTICLE 2      Selection, Enrollment, Eligibility..............................7

     2.1       Selection by Committee..........................................7
     2.2       Enrollment Requirements.........................................7
     2.3       Eligibility; Commencement of Participation .....................7
     2.4       Termination of Participation and/or Deferrals ..................8

ARTICLE 3 Deferral Commitments/Company Contribution Amounts/Supplemental Matching Amounts/ 401(k) Restoration Matching Amounts/
               Vesting/Crediting/Taxes.........................................8

     3.1       Minimum Deferrals...............................................8
     3.2       Maximum Deferral................................................8
     3.3       Election to Defer; Effect of Election Form......................9
     3.4       Withholding and Crediting of Annual Deferral Amounts............9
     3.5       Rollover Amount................................................10
     3.6       Company Contribution Amount....................................10
     3.7       Annual 401(k) Restoration Matching Amount .....................10
     3.8       Annual Supplemental Matching Amount............................11
     3.9       Vesting........................................................11
     3.10      Crediting/Debiting of Account Balances.........................12
     3.11      FICA and Other Taxes...........................................15

ARTICLE 4      Deduction Limitation...........................................16

     4.1       Deduction Limitation on Benefit Payments.......................16

ARTICLE 5      Short-Term Payout; Unforeseeable Financial Emergencies;
               Withdrawal Election............................................16
     5.1       Short-Term Payout..............................................16
     5.2       Other Benefits Take Precedence Over Short-Term ................17
     5.3       Withdrawal Payout/Suspensions for Unforeseeable Financial
               Emergencies....................................................17
     5.4       Withdrawal Election............................................18

ARTICLE 6      Change In Control Benefit......................................18
     6.1       Change in Control Benefit......................................18

ARTICLE 7      Retirement Benefit.............................................18

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CLARK CONSULTING
Deferred Compensation Plan
Master Plan Document
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     7.1       Retirement Benefit.............................................18
     7.2       Payment of Retirement Benefit..................................18

ARTICLE 8      Termination Benefit............................................19
     8.1       Termination Benefit............................................19
     8.2       Payment of Termination Benefit.................................19

ARTICLE 9      Disability Waiver and Benefit..................................19
     9.1       Disability Waiver..............................................19
     9.2       Continued Eligibility; Disability Benefit......................20

ARTICLE 10     Survivor Benefit...............................................21

     10.1      Survivor Benefit...............................................21
     10.2      Payment of Survivor Benefit....................................21

ARTICLE 11     Beneficiary Designation........................................21

     11.1      Beneficiary....................................................21
     11.2      Beneficiary Designation; Change; Spousal Consent ..............21
     11.3      Acknowledgement................................................21
     11.4      No Beneficiary Designation.....................................21
     11.5      Doubt as to Beneficiary........................................22
     11.6      Discharge of Obligations.......................................22

ARTICLE 12     Leave of Absence...............................................22
     12.1      Paid Leave of Absence..........................................22
     12.2      Unpaid Leave of Absence........................................22

ARTICLE 13     Termination, Amendment or Modification.........................22

     13.1      Termination....................................................22
     13.2      Amendment......................................................22
     13.3      Plan Agreement.................................................23
     13.4      Effect of Payment..............................................23

ARTICLE 14     Administration ................................................23
     14.1      Committee Duties...............................................23
     14.2      Administration Upon Change In Control..........................23
     14.3      Agents.........................................................24
     14.4      Binding Effect of Decisions....................................24
     14.5      Indemnity of Committee.........................................24
     14.6      Employer Information...........................................24

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CLARK CONSULTING
Deferred Compensation Plan
Master Plan Document
================================================================================

ARTICLE 15     Other Benefits and Agreements..................................24
     15.1      Coordination with Other Benefits...............................24

ARTICLE 16 Claims Procedures..................................................24

     16.1      Presentation of Claim..........................................24
     16.2      Notification of Decision.......................................25
     16.3      Review of a Denied Claim.......................................25
     16.4      Decision on Review.............................................25
     16.5      Legal Action...................................................26

ARTICLE 17     Trust .........................................................26

     17.1      Establishment of the Trust.....................................26
     17.2      Interrelationship of the Plan and the Trust....................26
     17.3      Distributions From the Trust...................................26

ARTICLE 18     Miscellaneous..................................................27

     18.1      Status of Plan.................................................27
     18.2      Unsecured General Creditor.....................................27
     18.3      Employer's Liability...........................................27
     18.4      Nonassignability...............................................27
     18.5      Not a Contract of Employment...................................27
     18.6      Furnishing Information.........................................27
     18.7      Terms..........................................................28
     18.8      Captions.......................................................28
     18.9      Governing Law..................................................28
     18.10     Notice.........................................................28
     18.11     Successors.....................................................28
     18.12     Spouse's Interest..............................................28
     18.13     Validity.......................................................28
     18.14     Incompetent....................................................28
     18.15     Court Order ...................................................29
     18.16     Distribution in the Event of Taxation..........................29
     18.17     Insurance......................................................29
     18.18     Legal Fees To Enforce Rights After Change in Control...........29

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CLARK CONSULTING
Deferred Compensation Plan
Master Plan Document
================================================================================

                                CLARK CONSULTING
                           DEFERRED COMPENSATION PLAN
                        Effective as of February 1, 2001
                   Amended and Restated as of December 8, 2003

                                    PURPOSE

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of Clark, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Deferred Compensation Plan supersedes in its entirety the Clark/Bardes Consulting, Inc. Executive Deferred Compensation Plan (hereinafter, the "Predecessor Plan") for any and all participants in the Predecessor Plan who have complied with the enrollment requirements set forth in Article 2 of this Plan. Any and all balances accrued by such participants under the Predecessor Plan shall be subject to the terms and conditions of this Plan and shall be referred to as the "Rollover Amount."

                                    ARTICLE 1
                                  DEFINITIONS

         For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, (iii) Supplemental Matching Account balance, and (iv) the 401(k) Restoration Matching Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary, Commissions, and Special Incentive Plan Amounts, attributable to a Plan Year, as further specified on an Election Form approved by the Committee in its sole discretion, under any Employer's annual bonus and cash incentive plans, excluding stock options.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus, Commissions, Special Incentive Plan Amounts, Annual Qualified Plan Make-Up Amounts, and the Annual 401(k) Refund Amounts that a Participant elects to have deferred, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 9.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Annual 401(k) Refund Amount" shall mean an amount equal to any forced reduction in a Participant's 401(k) deferrals for such Plan Year (i) that are refunded to such Participant as a result of the nondiscrimination testing, and (ii) that a Participant has affirmatively elected under this Plan to defer from Base Annual Salary or Commissions.

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CLARK CONSULTING
Deferred Compensation Plan
Master Plan Document
================================================================================

1.5 "Annual 401(k) Restoration Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.7.

1.6 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the vested Account Balance of the Participant shall be calculated as of the close of business on or around the date on which the Participant Retires, as determined by the Committee in its sole discretion, and
         (ii) for remaining annual installments, the vested Account Balance of the Participant shall be calculated on every applicable anniversary of the date on which the Participant Retires. Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition. Notwithstanding the above, if a Participant, who has elected to receive his or her Retirement Benefit pursuant to an Annual Installment Method in accordance with Article 7, has allocated any portion of his or her Account Balance to the Private Equity Measurement Fund, Hedge Fund Measurement Fund or other special Measurement Fund, the Committee may, in its sole discretion, (i) delay distribution of any amounts payable in a given year, and/or (ii) adjust the amount of any annual installment(s) by paying an amount that is greater or less than the annual installment calculated pursuant to the 1/n formula. However, if a Disabled Participant is being paid his or her Retirement Benefit in accordance with Article 9, the Committee shall have no ability to either (i) delay distribution of any amounts payable in a given year, or (ii) adjust the amount of any annual installment(s) by paying an amount that is greater or less than the annual installment calculated pursuant to the 1/n formula.

1.7 "Annual Qualified Plan Make-Up Amounts" shall mean an amount equal to any qualified plan make-up amounts for such Plan Year (i) that are currently made on behalf of the Participant as a result of such Participant's participation in a past or current qualified plan other than the 401(k) Plan, and (ii) that a Participant has affirmatively elected to defer under this Plan.

1.8 "Annual Supplemental Matching Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.8.

1.9 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

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CLARK CONSULTING
Deferred Compensation Plan
Master Plan Document
================================================================================


1.10 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 11, that are entitled to receive benefits under this plan upon the death of a Participant.

1.11 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.12     "Board" shall mean the board of directors of the Company.

1.13     "Change in Control" shall mean:

         (a) With respect to all Participants, a "Change in Control" shall mean the first to occur of any of the following events:

                  (i) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange
                           Act), directly or indirectly, of fifty percent (50%) or more of the Company's capital stock entitled to vote in the election of directors;

                  (ii) During any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who, at the beginning of such period constitute the board of directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), (iv) or (v) of this
                           Section 1.13) whose election by the board of directors or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;


                  (iii) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than fifty percent (50%) of the common stock of the surviving corporation immediately after the consolidation or merger;

                  (iv) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

                  (v) The shareholders of the Company approve the sale or transfer of all or substantially all of the assets of the Company to parties that are not within a "controlled group of corporations" (as defined in Code Section 1563) in which the Company is a member.

         (b) With respect to those Participants employed by a division of the Company, a subsidiary or a division of a subsidiary, which is affected by either (i) or (ii) described below, "Change in Control" shall mean the first to occur of either of the following events:

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CLARK CONSULTING
Deferred Compensation Plan
Master Plan Document
================================================================================


                  (i) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the division of the Company, the subsidiary or the division of the subsidiary.

                  (ii) The shareholders of the Company approve the sale or transfer of all or substantially all of the assets of the division of the Company, the subsidiary or the division of the subsidiary to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

1.14     "Change in Control Benefit" shall have the meaning set forth in Article
         6.

1.15     "Claimant" shall have the meaning set forth in Section 16.1.

1.16 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.17 "Commissions" shall mean the cash commissions in excess of Draw attributable to a Plan Year, as further specified on an Election Form approved by the Committee in its sole discretion, such excess being determined by the Committee, in its sole discretion.

1.18     "Committee" shall mean the Committee described in Article 14.

1.19 "Company" shall mean Clark, Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.20 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contribution Amounts, plus (ii) amounts credited or debited to the Participant's Company Contribution Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.21 "Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.22 "Deduction Limitation" shall mean the limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan, as set forth in Article 4.

1.23 "Deferral Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate deferral contributions described in Sections 4.2.1 and 4.2.2 of the Predecessor Plan, as well as any appreciation (or depreciation) specifically attributable to such deferral contributions accumulated under the Predecessor Plan, plus (ii) the sum of all of a Participant's Annual Deferral Amounts, plus (iii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Deferral Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.24 "Disability" shall mean a determination (i) by the carrier of any individual or group disability insurance policy, sponsored by the Participant's Employer, or (ii) by the Social Security Administration, that a Participant is totally and permanently disabled. Upon request by the Employer, the Participant must submit proof of the carrier's or Social Security Administration's determination to his or her Employer.

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1.25     "Disability Benefit" shall mean the benefit set forth in Article 9.

1.26 "Draw" shall mean a payment pursuant to an arrangement in which the Company lends money to a Participant and retains a right to offset such payment against future Commissions earned by such Participant.

1.27 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.28     "Employee" shall mean a person who is an employee of any Employer.

1.29 "Employer(s)" shall mean the Company and/or any of its subsidiaries or affiliates (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.30 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.31 "First Plan Year" shall mean the period beginning August 1, 2002 and ending December 31, 2002.

1.32 "401(k) Plan" shall be that certain Clark, Inc. 401(k) Savings Plan (formerly known as the Clark/Bardes, Inc. 401(k) Savings Plan), dated September 1, 2001 adopted by the Company.

1.33 "401(k) Restoration Matching Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate qualified plan matching contributions described in Section
         4.2.3 of the Predecessor Plan, as well as any appreciation (or depreciation) specifically attributable to such qualified plan matching contributions accumulated under the Predecessor Plan, plus (ii) the sum of all of a Participant's Annual 401(k) Restoration Matching Amounts, plus (iii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's 401(k) Restoration Matching Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's 401(k) Restoration Matching Account.

1.34 "Months of Service" shall mean (i) each consecutive and complete calendar month of employment in which a Participant has been employed by one or more Employers, and (ii) each consecutive and complete calendar month of employment in which a Participant has been employed by one of the predecessor employers, identified on Appendix A; provided, however, such Participant must have been employed by the predecessor employer on the date specified on Appendix A and shall only receive credit for an uninterrupted period of service which immediately precedes the date specified on Appendix A.

1.35 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
         (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

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Master Plan Document
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1.36     "Plan" shall mean the Clark Consulting Deferred Compensation Plan, effective February 1, 2001 (formerly known as the Clark/Bardes Consulting, Inc. Executive Deferred Compensation Plan and the Clark/Bardes Consulting Deferred Compensation Plan), which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.37 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.38 "Plan Year" shall, except for the First Plan Year, mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.39 "Retirement", "Retire(s)" or "Retired" shall mean severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with five (5) Years of Service.

1.40     "Retirement Benefit" shall mean the benefit set forth in Article 7.

1.41     "Rollover Amount" shall mean the amount determined in accordance with
         Section 3.5.

1.42     "Short-Term Payout" shall mean the payout set forth in Section 5.1.

1.43 "Special Incentive Plan Amounts" shall mean any compensation attributable to a Plan Year under any Employer's incentive arrangement, which has been designated by the Committee for deferral under this Plan, as such compensation is further defined on an Election Form approved by the Committee in its sole discretion.

1.44 "Stock" shall mean Clark, Inc. common stock or any other equity securities of the Company designated by the Committee.

1.45 "Supplemental Matching Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate company matching contributions described in Section 4.3 of the Predecessor Plan, as well as any appreciation (or depreciation) specifically attributable to such matching contributions accumulated under the Predecessor Plan, plus (ii) the sum of the Participant's Annual Supplemental Matching Amounts, plus (iii) amounts credited or debited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Supplemental Matching Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Supplemental Matching Account.

1.46     "Survivor Benefit" shall mean the benefit set forth in Article 10.

1.47     "Termination Benefit" shall mean the benefit set forth in Article 8.

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1.48     "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.49 "Trust" shall mean one or more trusts established pursuant to that certain Master Trust Agreement between the Company and the trustee named therein, as amended from time to time.

1.50 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.51 "Years of Service" shall mean (i) each consecutive twelve (12) month period in which a Participant has been employed by one or more Employers, and (ii) each consecutive twelve (12) month period in which the Participant was employed by one of the predecessor employers, identified on Appendix A; provided, however, such Participant must have been employed by the predecessor employer on the date specified on Appendix A and shall only receive credit for an uninterrupted period of service which immediately precedes the date specified on Appendix A. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employer, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within thirty (30) days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with
         Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

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2.4      TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee
         determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then vested Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                    ARTICLE 3
DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/SUPPLEMENTAL MATCHING AMOUNTS/
          401(K) RESTORATION MATCHING AMOUNTS/VESTING/CREDITING/TAXES

3.1      MINIMUM DEFERRALS.

         (a) BASE ANNUAL SALARY, ANNUAL BONUS, COMMISSIONS, ANNUAL QUALIFIED PLAN MAKE-UP AMOUNTS AND SPECIAL INCENTIVE PLAN AMOUNTS. As determined by the Committee on an annual basis, a Participant may elect to defer, as his or her Annual Deferral Amount, either a percentage or a fixed dollar amount of his or her Base Annual Salary, Annual Bonus, Commissions, Annual Qualified Plan Make-Up Amounts and/or Special Incentive Plan Amounts. If a Participant designates a fixed dollar amount to be withheld from the payment of Base Annual Salary, Annual Bonus, Commissions, Annual Qualified Plan Make-Up Amounts and/or Special Incentive Plan Amounts and such fixed dollar amount exceeds the amount actually payable to the Participant, the entire amount of such Base Annual Salary, Annual Bonus, Commissions, Annual Qualified Plan Make-Up Amounts and/or Special Incentive Plan Amounts, as applicable, shall be withheld. If no election is made, the amount deferred shall be zero.

         (b) ANNUAL 401(K) REFUND AMOUNT. For each Plan Year, a Participant may elect to defer his or her Annual 401(k) Refund Amount. If a Participant elects to defer his or her Annual 401(k) Refund Amount, the minimum deferral amount shall be 100%. If no election is made, the amount deferred shall be zero.


3.2      MAXIMUM DEFERRAL.

(a) BASE ANNUAL SALARY, ANNUAL BONUS, COMMISSIONS, SPECIAL INCENTIVE PLAN AMOUNTS, ANNUAL QUALIFIED PLAN MAKE-UP AMOUNTS AND ANNUAL 401(K) REFUND AMOUNTS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Annual Bonus, Commissions, Special Incentive Plan Amounts, Annual Qualified Plan Make-Up Amounts and/or Annual 401(k) Refund Amounts up to the following maximum percentages for each deferral elected:

              DEFERRAL                    MAXIMUM AMOUNT

          Base Annual Salary                     90%

          Annual Bonus                           90%

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            Commissions                          90%

     Special Incentive Plan                      90%
     Amounts

     Annual Qualified Plan                       90%
     Make-Up Amounts

     Annual 401(k) Refund                       100%
     Amount

         (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount (i) with respect to Base Annual Salary shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, and (ii) with respect to Annual Bonus, Commissions, Annual Qualified Plan Make-Up Amounts and Special Incentive Plan Amounts shall be limited to those amounts deemed eligible for deferral, in the sole discretion of the Committee.

3.3      ELECTION TO DEFER; EFFECT OF ELECTION FORM.

         (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

         (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering a new Election Form to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year. However, if the Committee, in its sole discretion, determines that, as a result of material changes to the terms and provisions of the Plan, an additional enrollment period is necessary for the particular Plan Year in which such changes occur, the Committee may provide Participants with an additional Election Form. If a Participant fails to submit an Election Form during the additional enrollment period, the Participant's original elections with respect to such Plan Year, if any, shall remain in effect.

3.4 WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary. The Annual Bonus, Commissions, Annual Qualified Plan Make-Up Amounts and/or Special Incentive Plan Amounts portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus, Commissions, Annual Qualified Plan Make-Up Amounts or Special Incentive Plan Amounts are or otherwise would be

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         paid to the Participant, whether or not this occurs during the Plan
         Year itself. The Participant's Annual 401(k) Refund Amount, if any, shall be deferred from Base Annual Salary or Commissions in the payroll period in which the Participant receives a forced refund of his or her prior year 401(k) deferrals. Annual Deferral Amounts shall be credited to a Participant's Deferral Account at the time such amounts would otherwise have been paid to the Participant.

3.5 ROLLOVER AMOUNT. With respect to Participants who participated in the Predecessor Plan, an amount equal to their "account" as set forth in such Predecessor Plan, valued as of the effective date of this Plan, shall be the Rollover Amount. The Rollover Amount shall be comprised of elective deferrals, company matching contributions and qualified plan matching contributions accumulated pursuant to Sections 4.2 and 4.3 of the Predecessor Plan. The portion of a Participant's Rollover Amount that is attributable to elective deferrals (i) shall be credited to the Participant's Deferral Account on the effective date of this Plan, and
         (ii) shall be subject to the terms and conditions of this Plan. The portion of a Participant's Rollover Amount that is attributable to company matching contributions (i) shall be credited to the Participant's Supplemental Matching Account on the effective date of this Plan, and (ii) shall be subject to the terms and conditions of this Plan. The portion of a Participant's Rollover Amount that is attributable to qualified plan matching contributions (i) shall be credited to the Participant's 401(k) Restoration Matching Account on the effective date of this Plan, and (ii) shall be subject to the terms and conditions of this Plan. Any Participant with a Rollover Amount shall have no right to demand distribution of such amounts other than as specifically provided for herein; provided, however, that any "in-service distribution" elections made by the Participant under the Predecessor Plan shall apply to the Rollover Amount under this Plan.

3.6      COMPANY CONTRIBUTION AMOUNT.

         (a) For each Plan Year, an Employer may be required to credit amounts to a Participant's Company Contribution Account in accordance with employment or other agreements entered into between the Participant and the Employer. Such amounts shall be credited on the date or dates prescribed by such agreements.

         (b) For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. The Company Contribution Amount described in this Section 3.6(b), if any, shall be credited on a date or dates to be determined by the Committee, in its sole discretion.

3.7 ANNUAL 401(K) RESTORATION MATCHING AMOUNT. A Participant's Annual 401(k) Restoration Matching Amount for any Plan Year shall be equal to
         (i) the "match" provided in the 401(k) Plan that the Company would have credited to the Participant on the amount of Base Annual Salary, Annual Bonus, Commissions and Special Incentive Plan Amounts deferred into this Plan for such Plan Year had such Base Annual Salary, Annual Bonus and Commissions been contributed to the 401(k) Plan, to the extent allowable under the limitations applicable to the 401(k) Plan, reduced by (ii) the amount of the "match" the Company makes to the Participant

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Master Plan Document
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         during such Plan Year under the 401(k) Plan. The amount so credited to a Participant under this Plan shall be for that Participant the Annual 401(k) Restoration Matching Amount for that Plan Year and shall be credited to the Participant's 401(k) Restoration Matching Account on a date or dates to be determined by the Committee, in its sole discretion, which date or dates may occur subsequent to the Plan Year to which the amount relates. A Participant shall only be eligible for such Annual 401(k) Restoration Matching Amount if he or she is employed by an Employer on the date or dates on which the Committee credits such amount to the Participant's 401(k) Restoration Matching Account in accordance with the previous sentence. Notwithstanding the foregoing, a Participant who Retires, dies while employed by an Employer, or becomes Disabled prior to such crediting date or dates shall be eligible for such Annual 401(k) Restoration Matching Amount, and such amount shall be credited to the Participant's 401(k) Restoration Matching Account on a date or dates determined by the Committee in its sole discretion.

3.8 ANNUAL SUPPLEMENTAL MATCHING AMOUNT. If a Participant has completed at least twelve (12) Months of Service as of the first day of the Plan Year, the Company shall credit such Participant's Supplemental Matching Account with an amount equal to two percent (2%) of the Participant's Annual Deferral Amount up to $2,000 per Plan Year. The amount so credited to a Participant under this Plan shall be for that Participant the Annual Supplemental Matching Amount for that Plan Year and shall be credited to the Participant's Supplemental Matching Account on a date or dates to be determined by the Committee, in its sole discretion, which date or dates may occur subsequent to the Plan Year to which the amount relates. A Participant shall only be eligible for such Annual Supplemental Matching Amount if he or she is employed by an Employer on the date or dates on which the Committee credits such amount to the Participant's Supplemental Matching Account in accordance with the previous sentence. Notwithstanding the foregoing, a Participant who Retires, dies while employed by an Employer, or becomes Disabled prior to such crediting date or dates shall be eligible for such Annual Supplemental Matching Amount, and such amount shall be credited to the Participant's Supplemental Matching Account on a date or dates determined by the Committee in its sole discretion.

3.9      VESTING.

         (a) A Participant shall at all times be 100% vested in his or her Deferral Account.

         (b) A Participant shall be vested in his or her Company Contribution Account in accordance with the vesting schedule(s) set forth in his or her Plan Agreement, employment agreement or any other agreement entered into between the Participant and his or her Employer. If not addressed in such agreements, a Participant shall vest in his or her Company Contribution Account in accordance with the vesting provisions of the 401(k) Plan, as determined by the Committee in its sole discretion.

         (c) A Participant shall be 100% vested in that portion of his or her 401(k) Restoration Matching Account that is attributable to qualified plan matching contributions accumulated under the Predecessor Plan. A Participant shall vest in the Annual 401(k) Restoration Matching Amounts credited to his or her 401(k) Restoration Matching Account pursuant to this Plan in accordance with the vesting provisions of the 401(k) Plan, as determined by the Committee in its sole discretion.

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         (d)      A Participant shall be vested in his or her Supplemental
                  Matching Account only to the extent that the Participant would be vested in such amounts under the provisions of the Predecessor Plan, as determined by the Committee in its sole discretion, and shall continue to vest 33 1/3 % per Year of Service.

         (e)      Notwithstanding anything to the contrary contained in this
                  Section 3.9, in the event of a Change in Control, or upon a Participant's Retirement, death while employed by an Employer, or Disability, a Participant's Company Contribution Account, Supplemental Matching Account and 401(k) Restoration Matching Account shall immediately become 100% vested (if not already vested in accordance with the above vesting schedules).

         (f) Notwithstanding subsection 3.9(e) above, the vesting schedule for a Participant's Company Contribution Account, Supplemental Matching Account and 401(k) Restoration Matching Account shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective. In the event that all of a Participant's Company Contribution Account, Supplemental Matching Account and/or 401(k) Restoration Matching Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within ninety (90) days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

3.10 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a) MEASUREMENT FUNDS. Subject to the restrictions found in Sections 3.10(d) and (e) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first month that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change.

         (b) ELECTION OF MEASUREMENT FUNDS. Subject to the restrictions found in Sections 3.10(d) and (e) below, a Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.10(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to

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                  The restrictions found in Sections 3.10(d) and (e) below, the
                  Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence; provided, however, an election allocating amounts to and/or from the Private Equity Measurement Fund, Hedge Fund Measurement Fund or other special Measurement Fund shall be subject to the additional restrictions described below.

         (C)      CLARK, INC. STOCK UNIT FUND MEASUREMENT FUND.

                  (i) Subject to the restrictions found in Sections 3.10(d) and (e), a Participant may allocate or re-allocate any portion of his or her Account Balance to the Clark, Inc. Stock Unit Fund. Participants may re-allocate any portion of their Account Balance from the Clark, Inc. Stock Unit Fund to any other Measurement Fund, at any time. Notwithstanding the preceding sentence, the Committee may postpone any transfer that would otherwise be made in a period in which the Participant would be prohibited (by Company policy or otherwise) from acquiring or disposing of equity securities of the Company until after such period has expired.

                  (ii) For each Plan Year in which a dividend is declared and paid on Stock, an Employer shall automatically credit such Participant's Account Balance with any stock dividends, cash dividends or other non-cash dividends that would have been payable on that portion of the Participant's Account Balance which is allocated to the Clark, Inc. Stock Unit Fund. The amount so credited to a Participant pursuant to this
                           Section 3.10(c) (i) shall automatically be deemed to be invested in the Clark, Inc. Stock unit fund measurement fund, and (ii) shall be credited to the Participant's Account Balance on a date or dates to be determined by the Committee, in its sole discretion. The amount credited to the Participant for a particular stock dividend shall be equal to (a) the number of shares of Stock held by a Participant within his or her Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the number of additional shares of Stock actually paid as a dividend in respect of each share of Stock. The amount credited to the Participant for a particular cash dividend or other non-cash dividend shall be equal to the fair market value of the dividend.

                  (iii) The value of a Participant's Account Balance that has been allocated to the Clark, Inc. Stock Unit Fund may be adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of a Participant's rights in the event of any reorganization, reclassification, stock split, or other unusual corporate transaction or event which affects the value of the Stock.

                  (iv) For purposes of this Section 3.10(c) the fair market value of the Stock shall be determined by the Committee in its sole discretion.

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         (d)      PRIVATE EQUITY FUND MEASUREMENT FUND. Prior to each Plan Year
                  (or Plan quarter), the Committee shall, in its sole discretion, determine whether it (i) will allow allocations to and/or from the Private Equity Fund Measurement Fund, (ii) will require allocations to and/or from the Private Equity Fund Measurement Fund only upon advance written notification of a Participant's intended allocation in accordance with the deadlines established by the Committee, and (iii) will impose limits on the portion of a Participant's Account Balance that may be invested in the Private Equity Fund Measurement Fund, at any given time. In the event that the Committee imposes a limit on the portion of a Participant's Account Balance that may be invested in the Private Equity Fund Measurement Fund, the Committee may request that a Participant reallocate his or her Account Balance among the other Measurement Funds; provided, however, if a Participant fails or refuses to re-allocate his or her Account Balance in accordance with the Committee's request, the Committee may re-allocate that portion of the Participant's Account Balance which is in excess of the limits imposed on the Private Equity Fund Measurement Fund, on a pro-rata basis, among the Measurement Funds in which the Participant's Account Balance is invested. In the event of a Participant's Retirement or Termination of Employment, the distribution of any portion of a Participant's Account Balance allocated to the Private Equity Fund Measurement Fund may be delayed and/or adjusted as more fully described in this Plan. The portion of the Participant's Account Balance allocated to the Private Equity Fund Measurement Fund shall be credited or debited on a quarterly basis based on the performance of the Private Equity Fund Measurement Fund, such performance being determined by the Committee in its sole discretion.

         (e) HEDGE FUND MEASUREMENT FUND OR OTHER SPECIAL MEASUREMENT FUND. If the Committee, in its sole discretion, adds a Hedge Fund Measurement Fund or other special Measurement Fund to this Plan, the provisions this Section 3.10(e) shall apply. Prior to each Plan Year (or Plan quarter), the Committee shall, in its sole discretion, determine whether it (i) will allow allocations to and/or from the Hedge Fund Measurement Fund or other special Measurement Fund, (ii) will require allocations to and/or from the Hedge Fund Measurement Fund or other special Measurement Fund only upon advance written notification of a Participant's intended allocation in accordance with the deadlines established by the Committee, and (iii) will impose limits on the portion of a Participant's Account Balance that may be invested in the Hedge Fund Measurement Fund or other special Measurement Fund, at any given time. In the event that the Committee imposes a limit on the portion of a Participant's Account Balance that may be invested in the Hedge Fund Measurement Fund or other special Measurement Fund, the Committee may request that a Participant re-allocate his or her Account Balance among the other Measurement Funds; provided, however, if a Participant fails or refuses to reallocate his or her Account Balance in accordance with the Committee's request, the Committee may re-allocate that portion of the Participant's Account Balance which is in excess of the limits imposed on the Hedge Fund Measurement Fund or other special Measurement Fund, on a pro-rata basis, among the Measurement Funds in which the Participant's Account Balance is invested. In the event of a Participant's Retirement or Termination of Employment, the distribution of any portion of a Participant's Account Balance allocated to the Hedge Fund Measurement Fund or other special Measurement

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                  Fund may be delayed and/or adjusted as more fully described in this Plan. The portion of the Participant's Account Balance allocated to the Hedge Fund Measurement Fund shall be credited or debited on a periodic basis based on the performance of the Hedge Fund Measurement Fund, such performance being determined by the Committee in its sole discretion.

         (f)      PROPORTIONATE ALLOCATION. In making any election described in
                  Section 3.10(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

         (g) MEASUREMENT FUND PERFORMANCE. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance, excluding the portion of the Account Balance allocated to the Private Equity Fund Measurement Fund, the Hedge Fund Measurement Fund or other special Measurement Fund, shall be adjusted on a daily basis based on the performance of each Measurement Fund selected by the Participant, such performance being determined by the Committee in its sole discretion.

         (h) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.11     FICA AND OTHER TAXES.

         (a) ANNUAL DEFERRAL AMOUNTS. for Each Plan Year in Which an Annual Deferral amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary, Annual Bonus, Commissions, Annual Qualified Plan Make-up Amounts and/or Special Incentive Plan Amounts that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.11.

         (b) COMPANY CONTRIBUTION ACCOUNT, 401(K) RESTORATION MATCHING ACCOUNT AND SUPPLEMENTAL MATCHING ACCOUNT. When a participant becomes vested in a portion of

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                  his or her Company Contribution Account, 401(k) Restoration
                  Matching Account or Supplemental Matching Account, the Participant's Employer(s) shall withhold from the Participant's Base Annual Salary, Annual Bonus, Commissions, Annual Qualified Plan Make-Up Amounts and/or Special Incentive Plan Amounts that are not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Contribution Account, 401(k) Restoration Matching Account or Supplemental Matching Account, as applicable, in order to comply with this
                  Section 3.11.

         (c) DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                    ARTICLE 4
                              DEDUCTION LIMITATION

4.1 DEDUCTION LIMITATION ON BENEFIT PAYMENTS. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.10 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

                                    ARTICLE 5
            SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                              WITHDRAWAL ELECTION

5.1 SHORT-TERM PAYOUT. Prior to each Plan Year, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to all or a portion of (i) the Annual Deferral Amount,
         (ii) the Company Contribution Amount, (iii) the Annual Supplemental Matching Amount, and (iv) the Annual 401(k) Restoration Matching Amount. The Short-Term Payout shall be a lump sum payment in an amount that is equal to the portion of the Annual

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         Deferral Amount, the vested portion of the Company Contribution Amount, the vested portion of the Annual Supplemental Matching Amount and the vested portion of the Annual 401(k) Restoration Matching Amount that the Participant elected to have distributed as a Short-Term Payout, plus amounts credited or debited in the manner provided in Section 3.10 above on that amount, calculated as of the close of business on or around the date on which that the Short-Term Payout becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least three Plan Years after the end of the Plan Year to which the Participant's deferral election described in Section 3.3 relates. By way of example, if a three year Short-Term Payout is elected for Annual Deferral Amounts, Company Contribution Amounts, Annual Supplemental Matching Amounts, and Annual 401(k) Restoration Matching Amounts that are related to the Participant's deferral elections for the Plan Year commencing January 1, 2004, the three year Short-Term Payout would become payable during a sixty (60) day period commencing January 1, 2008. Notwithstanding the language set forth above, the Committee shall, in its sole discretion, adjust the amount distributable as a Short-Term Payout if (i) any portion of the Company Contribution
         Amount, Annual Supplemental Matching Amount or the Annual 401(k) Restoration Matching Amount is unvested on the Short-Term Payout Date, or (ii) any portion of the Participant's Annual Deferral Amount, Company Contribution Amount, Annual Supplemental Matching Amount or Annual 401(k) Restoration Matching Amount is allocated to the Private Equity Fund Measurement Fund, the Hedge Fund Measurement Fund or other special Measurement Fund.

         In addition, subject to the terms and conditions of this Section 5.1,
         Section 5.2 and all other provisions of this Plan, any similar elections made pursuant to the terms of the Predecessor Plan, shall be deemed to remain in effect under this Plan. The distribution date selected by a Participant in connection with such election(s) under the Predecessor Plan shall remain binding on the parties. The Committee shall, in its discretion, determine how any amounts deferred under the Predecessor Plan shall be treated pursuant to the language of Article 5 and the Plan.

5.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 6, 7, 8, 9 or 10, any Annual Deferral Amount, Company Contribution Amount, Annual Supplemental Matching Amount, and Annual 401(k) Restoration Matching Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 5.1 shall not be paid in accordance with
         Section 5.1 but shall be paid in accordance with the other applicable Article.

5.3 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee (i) to suspend any deferrals required to be made by such Participant or (ii) to suspend any deferrals required to be made by such Participant and receive a partial or full payout from the Plan. The payout shall not exceed the lesser of
         (i) the Participant's vested Account Balance, calculated as if such Participant were receiving a Termination Benefit and shall exclude any portion of the Account Balance allocated to the Private Equity Fund Measurement Fund, the Hedge Fund Measurement Fund or other special Measurement Fund, or (ii) the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. A Participant may not

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         receive a payout from the Plan to the extent that the Unforeseeable
         Financial Emergency is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (iii) by suspension of deferrals under this Plan. If the Committee, in its sole discretion, approves a Participant's petition for suspension, the Participant's deferrals under this Plan shall be suspended as of the date of such approval. If the Committee, in its sole discretion, approves a Participant's petition for suspension and payout, the Participant's deferrals under this Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

5.4 WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all or a portion of his or her vested Account Balance excluding the portion of the Account Balance allocated to the Private Equity Fund Measurement Fund, the Hedge Fund Measurement Fund or other special Measurement Fund. For purposes of this Section 5.4, the value of a Participant's vested Account Balance shall be calculated as of the close of business on or around the date on which receipt of the Participant's election is acknowledged by the Committee, as determined by the Committee in its sole discretion, less a withdrawal penalty equal to 10% of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement or Disability, and whether or not the Participant is in the process of being paid pursuant to an installment payment schedule. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant shall be paid the Withdrawal Amount within sixty (60) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one (1) full Plan Year thereafter.

                                    ARTICLE 6
                            CHANGE IN CONTROL BENEFIT

6.1 CHANGE IN CONTROL BENEFIT. Upon a Change in Control, a Participant shall receive a Change in Control Benefit equal to his or her vested Account Balance, calculated as of the close of business on or around the date selected by the Committee in its sole discretion. The Change in Control Benefit shall be paid to the Participant in a lump sum no later than 120 days after a Change in Control.

                                    ARTICLE 7
                               RETIREMENT BENEFIT

7.1 RETIREMENT BENEFIT. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the date on which the Participant Retires, as determined by the Committee in its sole discretion.

7.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to 15 years. The Participant may

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         change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted to and accepted by the Committee in its sole discretion at least thirteen (13) months prior to the Participant's Retirement. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Participant Retires. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the date on which the Participant Retires. Notwithstanding any lump sum distribution election made by the Participant, the Committee may delay distribution of that portion of the Participant's Account Balance which has been allocated to the Private Equity Fund Measurement Fund, Hedge Fund Measurement Fund or other special Measurement Fund for any period of time that the Committee, in its sole discretion, deems appropriate. In addition, if any portion of the Participant's Account Balance has been allocated to the Private Equity Fund Measurement Fund, Hedge Fund Measurement Fund or other special Measurement Fund and such Participant has elected to receive his or her Retirement Benefit pursuant to an Annual Installment Method, the Committee shall have the discretion to delay distribution or adjust the amount of the annual installments, as more fully described in Section 1.6.

                                    ARTICLE 8
                               TERMINATION BENEFIT

8.1 TERMINATION BENEFIT. A Participant who experiences a Termination of Employment shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the Participant experiences a Termination of Employment, as determined by the Committee in its sole discretion.

8.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the date on which the Participant experiences the Termination of Employment; provided, however, the Committee may delay distribution of that portion of the Participant's Account Balance which has been allocated to the Private Equity Fund Measurement Fund, Hedge Fund Measurement Fund or other special Measurement Fund for any period of time that the Committee, in its sole discretion, deems appropriate.

                                    ARTICLE 9
                         DISABILITY WAIVER AND BENEFIT

9.1      DISABILITY WAIVER.

         (a) WAIVER OF DEFERRAL. A Participant who is determined to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary,

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                  Annual Bonus, Commissions, Annual Qualified Plan Make-Up
                  Amounts and/or Special Incentive Plan Amounts for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

         (b) DEFERRAL FOLLOWING DISABILITY. If a Participant returns to employment with an Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section
                  3.3 above.

9.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, and shall be eligible for the benefits provided for in Articles 5, 6, 7, 8 or 10 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, deem the Participant to have experienced a Termination of Employment or to have Retired, at any time after such Participant is determined to be suffering a Disability.

         If the Committee elects to exercise such right and deems the Disabled Participant to have experienced a Termination of Employment, the Participant shall receive a Disability Benefit equal to his or her vested Account Balance, calculated as of the close of business on or around the date on which the Participant is deemed to have experienced a Termination of Employment, as determined by the Committee in its sole discretion. The Disability Benefit shall be paid to such Participant in a lump sum payment no later than sixty (60) days after the date on which the Committee deems the Participant to have experienced a Termination of Employment. Regardless of the manner in which the Participant has allocated his or her Account Balance, the Committee shall have no ability to delay the distribution of any portion of a Disabled Participant's vested Account Balance.

         In the case of a Disabled Participant who is otherwise eligible to Retire, if the Committee elects to exercise such right, the Committee must deem the Participant to have Retired. If the Committee elects to exercise such right and deems the Participant to have Retired, the Participant shall receive a Disability Benefit equal to his or her vested Account Balance, calculated as of the close of business on or around the date on which the Participant is deemed to have Retired, as determined by the Committee in its sole discretion. The Disability Benefit shall be paid to a Participant who is deemed to have Retired in the same form in which such Participant elected to receive his or her Retirement Benefit. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Participant is deemed to have Retired. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the date on which the Participant is deemed to have Retired. Regardless of the manner in which the Participant has allocated his or her Account Balance, the Committee shall have no ability either (i) to delay the distribution of any portion of a Disabled Participant's vested Account Balance or (ii) to adjust the amount of any annual installment payable to the Disabled Participant.

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                                   ARTICLE 10
                                SURVIVOR BENEFIT

10.1 SURVIVOR BENEFIT. The Participant's Beneficiary(ies) shall receive a Survivor Benefit upon the Participant's death which will be equal to
         (i) the Participant's vested Account Balance, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion, if the Participant dies prior to his or her Retirement, Termination of Employment or Disability, or (ii) the Participant's unpaid Retirement Benefit or Disability Benefit, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion, if the Participant dies before his or her Retirement Benefit is paid in full.

10.2 PAYMENT OF SURVIVOR BENEFIT. The Survivor Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty (60) days after the date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                   ARTICLE 11
                             BENEFICIARY DESIGNATION

11.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

11.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary and if the Committee requires that a spousal consent be obtained with respect to such Participant, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

11.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

11.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 11.1, 11.2 and 11.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

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11.5     DOUBT AS TO BENEFICIARY. If the committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

11.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 12
                                LEAVE OF ABSENCE

12.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

12.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 13
                     TERMINATION, AMENDMENT OR MODIFICATION

13.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees.

13.2 AMENDMENT. Any employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section
         13.2 or Section 14.2 Of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the

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         payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the vested Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years.

13.3 PLAN AGREEMENT. Despite the provisions of Sections 13.1 and 13.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

13.4 EFFECT OF PAYMENT. The full payment of the Participant's vested Account Balance under Articles 5, 6, 7, 8, 9 or 10 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 14
                                 ADMINISTRATION

14.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 14, this Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

14.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be the Trustee, or if the Trustee is unable to accept such responsibility, an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"). If the Trustee is unable to accept such responsibility and an independent third party is not selected, the Committee, as constituted prior to the Change in Control, shall continue to act as the Administrator of this Plan. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Plan, the

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         Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may not be terminated by the company.

14.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

14.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

14.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

14.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 15
                         OTHER BENEFITS AND AGREEMENTS

15.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 16
                                CLAIMS PROCEDURES

16.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
         (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that

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         caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

16.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

                  (iv) an explanation of the claim review procedure set forth in section 16.3 Below; and

                  (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

16.3 REVIEW OF A DENIED CLAIM. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

         (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

16.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by

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         which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

16.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 16 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 17
                                      TRUST

17.1 ESTABLISHMENT OF THE TRUST. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under the Plan, the Company may establish a Trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan.

17.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

17.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

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                                   ARTICLE 18
                                  MISCELLANEOUS

18.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

18.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

18.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

18.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

18.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer as an Employee or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

18.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the Administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

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18.7     TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

18.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

18.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Illinois without regard to its conflicts of laws principles.

18.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                  Chris Mitchell, Vice President Corporate Human Resources Clark, Inc.
                  102 South Wynstone Park Drive
                  North Barrington, Illinois 60010

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

18.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

18.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

18.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

18.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

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18.15    COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

18.16    DISTRIBUTION IN THE EVENT OF TAXATION.

         (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

         (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

18.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

18.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's

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         Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan document as of December 12, 2003.

                           "Company"
                           Clark, Inc., a Delaware corporation





                           By:    /s/ Christopher G. Mitchell
                                  ----------------------------------------------

                           Title: Vice President of Corporate Human Resources
                                  ----------------------------------------------

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                                   APPENDIX A
                              PREDECESSOR EMPLOYERS


                        PREDECESSOR EMPLOYERS                     SPECIFIED DATE

Bank Compensation Strategies                                         9/5/1997

Schoenke & Associates                                               9/18/1998

Wiedemann & Johnson                                                 11/16/1998

Phynque, Inc. d/b/a MCG Healthcare d/b/a Healthcare
Compensation Strategies                                              4/5/1999

National Institute for Community Banking                            5/18/1999

The Wamber Organization                                              9/1/1999

Banking Consultants of America                                      10/6/1999

Christiansen & Associates                                           2/18/2000

Michael Schaefer                                                    2/18/2000

The Watson Company                                                  2/18/2000

W. M. Sheehan & Co.                                                 6/13/2000

Pearl Meyer & Partners                                              6/21/2000

Compensation Resource Group                                          9/6/2000

Forrest, Wagner & Associates                                        10/23/2000

Rich, Florin Solutions d/b/a Executive Alliance                     3/13/2001

Partners First                                                      3/23/2001

Management Science Associates                                       7/25/2001

Lyons Compensation & Benefits                                        9/4/2001

Coates Kenney                                                       12/26/2001

PriceWaterhouseCoopers/FPG                                          2/25/2002

Comiskey Kaufman                                                    4/26/2002

Hilgenberg & Associates                                             4/26/2002

A.A. Human Capital Group                                            5/15/2002

LongMiller & Associates                                             11/26/2002

Executive Benefit Solutions, L.L.C.                                 9/30/2003

Blackwood Planning Corp.                                            10/7/2003


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